Exhibit 10 - Escrow Agreement

                                ESCROW AGREEMENT

     This Escrow Agreement, is dated June 20th, 2003 by and among the Purchasers listed on the signature page hereof ("Purchasers"), Future Ventures Ltd., a Turks & Caicos company, as Lender ("Lender"), Satellite Enterprises Corp., a Nevada corporation (the "Company"), and Corporate Legal Services, LLP as escrow agent (the "Escrow Agent").

     Lender has entered into that certain Debenture (the "Debenture"), dated as of the date hereof, by and between Lender and the Purchasers. The obligations under the Debenture are secured by that certain Security Agreement, dated as of the date hereof (the "Security Agreement"), and guaranteed by the Company. The Company, Purchasers and Lender (the "Parties") have requested that Escrow Agent act as Escrow Agent as provided herein.

     It is agreed as follows:

     1. Escrow Property. Purchasers shall deliver to Escrow Agent 3,740,484 shares of common stock of the Company (the "Common Stock"), registered in the name of the Purchasers, and which shall be and remain beneficially owned by the Purchasers for all reporting purposes. The Purchasers shall have the sole and absolute right to vote such shares so long as there is no breach or default under, or an Event of Default exists under, either the Security Agreement or the Debenture.

     2.   Disbursement.

          2.1 Upon an Event of Default. Thirty (30) days after Escrow Agent receives notice from Lender of an Event of Default, Escrow agent shall, and the Parties hereby irrevocably instruct Escrow Agent to, release the Common Stock to Lender. Escrow Agent shall cause the Company's transfer agent to register such shares in the name of Lender immediately prior to such transfer, and Escrow Agent's duties hereunder shall immediately terminate with no liability to any of the Parties.

          2.2 Termination. Upon satisfaction of all obligations under the Debenture, this Escrow Agreement shall terminate, and Escrow Agent shall return the Common Stock to Jerry Gruenbaum, counsel to the Purchasers. Upon such delivery, Escrow Agent's duties hereunder shall immediately terminate with no liability to any of the Parties.

     3. Escrow Agents as Special Counsel to Parties. The Parties acknowledge that they are each aware that Escrow Agent is acting, and has acted, as counsel to the Company and Lender in connection with this Agreement, the Debenture, and the various other agreements entered into in connection with the transactions with SNW, as well as the consummation of the transactions contemplated by such agreements and other matters and that the Escrow Agent is a law firm and has been, and may in the future be, involved with representing the Company and its current shareholders and/or consultants with respect to any of the foregoing or any other matter. The Parties agree that the Escrow Agent acting under this Agreement shall not affect the Escrow Agent's ability to act as counsel to the Company or any of its representatives, shareholders or officers in any matter, including, but not limited to, any claim, action or proceeding with respect to this Agreement, any of the transactions contemplated by this agreement or the disposition of, or entitlement to, the Common Stock.

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     4. Escrow Agent.

          4.1 General. The Escrow Agent shall act as escrow agent and hold and deliver the Common Stock pursuant to the terms and conditions of this Agreement. The Escrow Agent's duties under this Agreement shall cease upon release of the Common Stock to either Lender or Purchasers in accordance with the terms of this Agreement.

          4.2 Limited Duties. The Escrow Agent undertakes to perform only such duties as are expressly set forth in this Agreement. The Escrow Agent shall not incur any liability whatsoever to Lender, the Purchasers, the Company or any other person or entity, except for the Escrow Agent's own willful misconduct in its capacity as escrow agent.

          4.3 Reliance on Notices. The Escrow Agent may rely and shall be protected in acting or refraining from acting upon any written notice, instruction or request furnished to it hereunder and believed by it to be genuine and to have been signed or presented by the proper party or parties. The Escrow Agent may conclusively presume that each of the undersigned representatives of the parties hereto has full power and authority to instruct the Escrow Agent on behalf of that party.

          4.4 Limited Responsibilities. The Escrow Agent's sole responsibility upon receipt of any notice requiring any delivery of the Common Stock pursuant to the terms of this Agreement is to deliver the Common Stock as provided in this Agreement, and the Escrow Agent shall have no duty to determine the validity, authenticity or enforceability of any specification or certification made in such notice.

          4.5 Action in Good Faith. The Escrow Agent shall act in good faith at all times, and the Escrow Agent may consult with counsel of its own choice.

          4.6 Disputes. In the event of a dispute between the parties as to the proper disposition of the Common Stock, the Escrow Agent shall be entitled (but not required) (i) to retain the Common Stock in its possession pending direction as to the disposition thereof by a final order, from which no further appeal may be taken, of a court having proper jurisdiction, or (ii) to deliver the Common Stock into the possession of any court of proper jurisdiction as such is set forth in Section 7.1 of this Agreement, and, upon giving notice to Lender and Jerry Gruenbaum, on behalf of the Purchasers, of such action, shall thereupon be relieved of all further responsibility.

          4.7 Indemnification. Each of Lender, the Purchasers and the Company hereby jointly and severally agree to indemnify the Escrow Agent for, and to hold it harmless against, any loss, claim, action, liability, damage, cost or expense incurred without bad faith on the part of the Escrow Agent arising out of or in connection with the Escrow Agent's entering into and or performing under this Agreement, including, but not limited to, the cost and expense (including, but not limited to, attorneys' fees and expenses at the rate of $250 per hour if handled by Escrow Agent's in house attorneys) of defending itself against any claim, action or liability.

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     5.   Escrow  Agents  Not  Affected  By  Other  Agreements.  This  Agreement
          expressly sets forth all the duties of the Escrow Agent with respect to any and all matters pertinent hereto. No implied duties or obligations shall be read into this Agreement against the Escrow Agent. The Escrow Agent, in it's capacity as such, shall not be bound by the provisions of any agreement among the parties to this Agreement other than this Agreement.

     6. Notices. Any notices required to be delivered to the Escrow Agent, including, but not limited to, the Notice of Closing, shall be deemed received by the Escrow Agent when the Escrow Agent physically has possession of such notice. Any notice required to be delivered to the Purchasers shall be deemed delivered upon mailing to Jerry Gruenbaum.

     7.   Miscellaneous.

          7.1 Jurisdiction. Any proceeding, action, litigation or claim (a "Proceeding") arising out of or relating to this Agreement or any of the transactions contemplated herein may be brought in the courts of the State of California, County of Los Angeles, city of Santa Monica, or, if it has or can acquire jurisdiction, in the United States District Court for the Central District of California, and each of the parties irrevocably submits to the exclusive jurisdiction of each such court in any such Proceeding, waives any objection it may now or hereafter have to venue or to convenience of forum, agrees that all claims in respect of the Proceeding shall be heard and determined only in any such court and agrees not to bring any Proceeding arising out of or relating to this Agreement or any of the transactions contemplated herein in any other court. The parties agree that either or both of them may file a copy of this paragraph with any court as written evidence of the knowing, voluntary and bargained agreement between the parties irrevocably to waive any objections to venue or to convenience of forum. Each party hereto hereby consents to process being served in any such action or proceeding by the mailing of a copy thereof to the address set forth opposite its name below and agrees that such service upon receipt shall constitute good and sufficient service of process or notice thereof. Nothing in this paragraph shall affect or eliminate any right to serve process in any other manner permitted by law.

                    WAIVER OF JURY TRIAL.  THE PARTIES HEREBY WAIVE ANY RIGHT TO
               TRIAL BY JURY IN ANY PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OF THE CONTEMPLATED TRANSACTIONS, WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE. THE PARTIES AGREE THAT ANY OF THEM MAY FILE A COPY OF THIS PARAGRAPH WITH ANY COURT AS WRITTEN EVIDENCE OF THE KNOWING, VOLUNTARY AND BARGAINED-FOR AGREEMENT AMONG THE PARTIES IRREVOCABLY TO WAIVE TRIAL BY JURY AND THAT ANY PROCEEDING WHATSOEVER BETWEEN THEM RELATING TO THIS AGREEMENT OR ANY OF THE CONTEMPLATED TRANSACTIONS SHALL INSTEAD BE TRIED IN A COURT OF COMPETENT JURISDICTION BY A JUDGE SITTING WITHOUT A JURY.

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          7.2  Captions.  The captions in this Agreement are for  convenience of reference only and shall not be given any effect in the interpretation of this Agreement.

          7.3 No Waiver. The failure of a party to insist upon strict adherence to any term of this Agreement on any occasion shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this agreement. Any waiver must be in writing.

          7.4 Exclusive Agreement; Amendment; Assignment. This Agreement supersedes all prior agreements among the parties with respect to the escrow of the Common Stock, is intended as a complete and exclusive statement of the terms of the agreement among the Parties with respect thereto and cannot be changed or terminated orally. No party may assign any rights or delegate any of its duties under this Agreement, but this Agreement shall be binding upon and inure to the benefit of the successors of the parties hereto.

          7.5 Counterparts. This Agreement may be executed in counterparts, each of which shall be considered an original, but all of which together shall constitute the same instrument.

          7.6 Governing Law. This Agreement and all amendments hereof and waivers and consents hereunder shall be governed by, and all disputes arising hereunder shall be resolved in accordance with, the internal law of the State of California, without regard to the conflicts of law principles thereof.

FUTURE VENTURES LTD.                               CORPORATE LEGAL SERVICES, LLP

      BY: STERLING NOMINEES LTD..


      By: /s/ Keith Burant                         By: /s/ Reid Breitman
            --------------------------                --------------------------
            Keith Burant                              Reid Breitman, Partner
            Director


      Purchasers, under power of attorney:

      By: /s/ Steve Mannen
         ----------------------------------
         Steve Mannen, Attorney in Fact,
         and individually as a purchaser

Purchasers: Mr. M. Keizer, Mr. H.E. Rudolph, Burest Holding BV, Mr. J.G. van Burken, Mr. Niels Reijers, and Mr. Steve Mannen

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